TO OUR SHAREHOLDERS

For the six-months ended June 30, 1993, Baker, Fentress & Company total net asset value return of 6.02% exceeded the comparable 4.87% total return for the Standard & Poor's 500 Stock Index. Total net assets of $439.1 million, or $21.78 per share, compare to $419.8 million total net assets, or $20.82 per share, on the same number of shares outstanding at December 31, 1992.
   For purposes of estimating total calendar year 1993 payments to shareholders based upon the Company's 8% minimum distribution policy, net assets for the eight-month period ended June 30, 1993 averaged $20.94 per share; 8% of that amount is approximately $1.68. One semi-annual ordinary income dividend of $0.20 per share was paid on June 7, 1993. If annual average net assets at October 31, 1993 were the same as at June 30, 1993, shareholders could expect additional total distributions from net investment income and realized capital gain of at least $1.48 per share. Based upon the 1992 undistributed gain balance of $13.9 million and $23.7 million in long-term gain realized thus far during 1993, approximately $1.86 for each currently outstanding share, it is probable that total distributions will exceed 8%.
   During the second quarter, public equity markets were modestly positive and the Baker Fentress portfolio participated fully. Leadership shifted somewhat away from the more defensive themes of the first quarter and toward industrial sectors, particularly larger capitalization technology and telecommunications issues where the portfolio is well represented. Conversely, this was also a quarter in which many of the strongest consumer product stocks which led the market during the 1980's, such as Philip Morris, eroded or collapsed due to falling profit margins. As previously reported, the Company had reduced holdings in this area. One surprising event of the quarter was an inflation scare which clipped financial stocks. As this is written, the sector has recovered somewhat.
   In addition to our technology and communication related stocks, a cluster of managed health care stocks added to the portfolio during April performed extremely well during the quarter. As it became apparent that health care reform will be a long process, the market took increased interest in companies which are already accomplishing effective health care cost control.
   Although the state of the federal budget debate leaves much to be desired, the market forces acting to increase savings and investment in the U.S. continue to be the most important fundamental trends on the domestic economic scene. As these basic factors assert themselves, we expect the Baker Fentress portfolio will continue to prosper.
   On July 15, 1993, the Board of Directors authorized an offering to shareholders of non-transferable rights to purchase additional Baker Fentress common shares at a price below market value. Under planned terms of the offering, one non-transferable right will be issued for each share of common stock held. For each five rights shareholders will be entitled to purchase one share of common stock at a price below the market value on the pricing date. Shareholders also may subscribe for additional shares available from shareholders not exercising their rights in the primary subscription. The rights offering will result in an increase in the Company's total net assets and should lower expenses as a proportion of total net assets. The offering will be made only by means of a prospectus, which will be mailed prior to commencement of the offering to all shareholders of record. Final terms and conditions will be announced shortly before the commencement of the offering. The offering is expected to terminate approximately one month after commencement date, and shares acquired in the rights offering will participate in both the year-end income dividend and capital gain distribution.

David D. Peterson
President and
Chief Executive Officer

STATEMENT OF ASSETS AND LIABILITIES

                                                                                 June 30, 1993
                                                                                  (Unaudited)
                                                                                 -------------
ASSETS
     INVESTMENTS, AT VALUE:
       Portfolio securities:
         Unaffiliated issuers (cost $234,008,526) ............................    $344,043,383
         Non-controlled affiliates (cost $8,518,438) .........................       8,980,202
         Controlled affiliates (cost $29,233,454) ............................      86,942,395
         Call options purchased (cost $6,364,352) ............................       5,367,074
       Money market securities (cost $2,136,531) .............................       2,136,531
                                                                                  ------------
           TOTAL INVESTMENTS (COST $280,261,301) .............................     447,469,585
     CASH ....................................................................         313,166
     RECEIVABLE FOR SECURITIES SOLD ..........................................       2,966,875
     DIVIDENDS AND INTEREST RECEIVABLE .......................................       1,323,463
     OTHER ASSETS ............................................................         478,619
                                                                                  ------------
           TOTAL ASSETS ......................................................     452,551,708
                                                                                  ------------

LIABILITIES
     COVERED CALL OPTIONS WRITTEN, AT VALUE (PREMIUM RECEIVED $5,995,000) ....      11,016,000
     PAYABLE FOR SECURITIES PURCHASED ........................................       1,836,500
     ACCOUNTS PAYABLE AND ACCRUED LIABILITIES ................................         563,408
                                                                                  ------------
           TOTAL LIABILITIES .................................................      13,415,908
                                                                                  ------------
NET ASSETS ...................................................................    $439,135,800
                                                                                  ============

ANALYSIS OF NET ASSETS
     COMMON STOCK, $1 PAR VALUE, AUTHORIZED -- 40,000,000 SHARES;
       ISSUED -- 20,164,869 SHARES ...........................................    $ 20,164,869
     CAPITAL SURPLUS (A) .....................................................      62,627,508
     ACCUMULATED NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS (B) ..........     144,914,743
     OTHER RETAINED EARNINGS (B) .............................................      49,241,521
     UNREALIZED APPRECIATION OF INVESTMENTS ..................................     162,187,159
                                                                                  ------------
NET ASSETS ...................................................................    $439,135,800
                                                                                  ============
NET ASSET VALUE PER SHARE ....................................................    $      21.78
                                                                                  ============

    -------------------
    (a) Represents the excess of the issue price over the par value of newly issued stock distributed by the Company to its shareholders under its reinvestment plan.

    (b) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings. Accumulated net realized gain from investment transactions at June 30, 1993 includes $13,916,243 net gain realized during 1992 to be distributed to shareholders in December 1993.



                See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                             Six Months Ended
                                                               June 30, 1993        Year Ended
                                                                (Unaudited)     December 31, 1992
                                                             ----------------   -----------------
INVESTMENT INCOME:
 Dividends from:
   Unaffiliated issuers.......................................    $ 1,615,431        $  3,390,004
   Controlled affiliate.......................................        750,000           1,000,000
                                                                  -----------        ------------
                                                                    2,365,431           4,390,004
 Interest from:
   Unaffiliated issuers.......................................      2,362,040           5,741,076
   Non-controlled affiliate...................................        425,000           1,472,333
   Controlled affiliates......................................        428,159                   -
                                                                  -----------        ------------
                                                                    3,215,199           7,213,409
                                                                  -----------        ------------
     TOTAL INCOME.............................................      5,580,630          11,603,413
                                                                  -----------        ------------
EXPENSES:
  Investment research.........................................        746,938           1,318,376
  Administration and operations...............................        455,614             744,759
  Rent........................................................        145,946             278,665
  Professional fees...........................................         46,086             199,850
  Directors' fees and expenses................................         80,980             162,279
  Reports to shareholders.....................................        112,017             100,982
  Custodian and transfer agent fees...........................         31,379              55,052
  Taxes other than income.....................................         27,289              46,683
  Other.......................................................        160,677             266,397
                                                                  -----------        ------------
     TOTAL EXPENSES...........................................      1,806,926           3,173,043
                                                                  -----------        ------------
     NET INVESTMENT INCOME....................................      3,773,704           8,430,370
                                                                  -----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on sales of investments
    in unaffiliated issuers...................................     26,710,058          31,467,296
  Net realized gain on sales of investment
    in non-controlled affiliate...............................              -           4,157,114
  Net realized gain (loss) on options transactions............       (260,309)            312,452
  Net realized gain (loss) on financial futures transactions..        165,925            (154,965)
                                                                  -----------        ------------
  Net realized gain on sales of investments...................     26,615,674          35,781,897
  Net change in unrealized appreciation of investments........     (7,034,623)        (19,617,419)
                                                                  -----------        ------------
     NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS..........................................     19,581,051          16,164,478
                                                                  -----------        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    $23,354,755        $ 24,594,848
                                                                  ===========        ============


                See accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS



                                                                           Six Months Ended
                                                                            June 30, 1993        Year Ended
                                                                             (Unaudited)      December 31, 1992
                                                                           ----------------   -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
          Net increase in net assets resulting from operations...........    $ 23,354,755       $  24,594,848
          Adjustments to reconcile increase in net assets from
             operations to net cash provided by operating activities:
             Net realized and unrealized (gain) on investments...........     (19,581,051)        (16,164,478)
             (Increase) decrease in dividends and interest receivable....         (60,965)            265,189
             (Increase) decrease in other assets.........................          79,370             (83,992)
             (Increase) in receivable for securities sold................      (2,559,375)           (407,500)
             Increase in accounts payable and accrued liabilities........          92,241             236,564
             Increase (decrease) in payable for securities purchased.....         256,500            (645,000)
             Net amortization of premiums (discounts)....................             --               (5,404)
                                                                             ------------       -------------
                Net cash provided by operating activities................       1,581,475           7,790,227
                                                                             ------------       -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
          Purchases of portfolio securities..............................     (93,911,472)       (127,945,905)
          Sales of portfolio securities..................................      89,458,604         128,842,085
          Net realized gain (loss) on options transactions...............        (260,309)            312,452
          Net realized gain (loss) on financial futures transactions.....         165,800            (154,965)
          Sales/maturities of investments in money
             market securities, net......................................       7,279,059          13,320,670
                                                                             ------------       -------------
                Net cash provided by investing activities................       2,731,682          14,374,337
                                                                             ------------       -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
          Purchases of treasury stock....................................             --           (1,630,480)
          Dividends and capital gain distributions.......................      (4,032,974)        (20,505,030)
                                                                             ------------       -------------
                Net cash used in financing activities....................      (4,032,974)        (22,135,510)
                                                                             ------------       -------------
NET INCREASE IN CASH.....................................................         280,183              29,054
CASH AT THE BEGINNING OF THE PERIOD......................................          32,983               3,929
                                                                             ------------       -------------
CASH AT THE END OF THE PERIOD............................................    $    313,166       $      32,983
                                                                             ============       =============

SUPPLEMENTAL DISCLOSURE OF
   NONCASH FINANCING ACTIVITIES:
                Capital gain distribution reinvestments..................    $        --        $  14,484,494
                                                                             ============       =============




See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


                                                                   Six Months Ended
                                                                    June 30, 1993       Year Ended
                                                                     (Unaudited)     December 31, 1992
                                                                  ----------------   -----------------
OPERATIONS:
  Net investment income..........................................   $  3,773,704        $  8,430,370
  Net realized gain on investments...............................     26,615,674          35,781,897
  Net (decrease) in unrealized appreciation......................     (7,034,623)        (19,617,419)
                                                                    ------------        ------------

    Net increase in net assets resulting from operations.......       23,354,755          24,594,848
                                                                    ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income..........................................     (4,032,974)         (7,539,179)
  Net realized gain from investment transactions.................              -         (27,450,345)
                                                                    ------------        ------------
    Total dividends to shareholders............................       (4,032,974)        (34,989,524)
                                                                    ------------        ------------
      Net increase (decrease) in net assets from
       operations after distributions..........................       19,321,781         (10,394,676)
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS--NET INCREASE.......................                -          12,854,014
                                                                    ------------        ------------
TOTAL INCREASE IN NET ASSETS...................................       19,321,781           2,459,338
NET ASSETS AT THE BEGINNING OF THE PERIOD......................      419,814,019         417,354,681
                                                                    ------------        ------------
NET ASSETS AT THE END OF THE PERIOD............................     $439,135,800        $419,814,019
                                                                    ============        ============



See accompanying Notes to Financial Statements

STATEMENT OF INVESTMENTS


June 30, 1993 - Unaudited

INVESTMENTS IN UNAFFILIATED ISSUERS--78.34%..     Shares      VALUE
                                                 --------  -----------
 PUBLIC PORTFOLIO-69.77%
   HEALTH CARE-4.88%
    EMERGING HEALTH GROUP
     Chiron Corporation (b)..................      50,000  $ 3,212,500
     Copley Pharmaceutical, Inc. (b).........     127,500    4,653,750
     Health Care and Retirement Corporation..     150,000    3,018,750
     HealthSource, Inc. (b)..................      80,000    3,480,000
     Medco Containment Services, Inc. (b)....     100,000    3,200,000
     United Healthcare Corporation. (b)......      60,000    3,855,000
                                                            ----------
                                                            21,420,000
                                                            ----------
  CONSUMER PRODUCTS-4.55%
    Newell Co................................     210,000    6,982,500
    CONSUMER GROWTH GROUP
     Harley-Davidson, Inc....................      80,000    3,360,000
     IHOP Corp. (b)..........................     130,000    3,315,000
     Pillowtex Corporation (b)...............     100,000    1,012,500
     Sonic Corp. (b).........................     115,000    2,645,000
     Tommy Hilfiger Corporation (b)..........     120,000    2,655,000
                                                            ----------
                                                            19,970,000
                                                            ----------
  SERVICES-0.61%
    ENVIRONMENT AND INFRASTRUCTURE GROUP
     Granite Construction Incorporated.......      42,500      754,375
     Insituform Mid-America, Inc.............     177,500    1,908,125
                                                            ----------
                                                             2,662,500
                                                            ----------
  TECHNOLOGY-13.71%
    Hewlett-Packard Company..................     120,000    9,720,000
    Microsoft Corporation (b)................     105,000    9,240,000
    COMPUTER HARDWARE GROUP
     Cabletron Systems, Inc. (b).............      30,000    3,165,000
     Cirrus Logic, Inc. (b)..................     210,000    3,648,750
     Cisco Systems, Inc. (b).................      60,000    3,285,000
     Intel Corporation.......................      40,000    2,200,000
     Scitex Corporation Ltd..................      75,000    2,878,125
     Xilinx, Inc. (b)........................      95,000    3,681,250
    COMPUTER SOFTWARE GROUP
     BMC Software, Inc. (b)..................     100,000    5,275,000
     Network General Corporation (b).........     120,000    1,305,000
     Novell, Inc. (b)........................      80,000    2,080,000
     PLATINUM Technology, Inc. (b)...........     150,000    1,837,500
     Progress Software Corporation (b).......      35,000    1,592,500
     Rainbow Technologies, Inc. (b)..........      50,000    1,431,250
    DEVELOPING COMMUNICATION GROUP
     Motorola, Inc...........................      35,000    3,058,125
     Octel Communications Corporation (b)....      90,000    2,002,500
     Verifone, Inc. (b)......................     130,000    3,802,500
                                                            ----------
                                                            60,202,500
                                                            ----------
  ENERGY-4.33%
    MAPCO Inc................................     200,000   11,200,000
    NATURAL GAS GROUP
     Moorco International Inc................      90,000    1,530,000
     Noble Affiliates, Inc...................     120,000    2,895,000
     Plains Petroleum Company................     132,200    3,387,625
                                                            ----------
                                                            19,012,625
                                                            ----------


See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS

June 30, 1993 - Unaudited

Investments In Unaffiliated Issuers (continued)
                                                                                  Shares or
                                                                               Principal Amount       VALUE
                                                                               ----------------    ------------
   Finance-15.98%
     AFLAC Incorporated.....................................................          375,000      $ 10,640,625
     Aon Corporation........................................................          240,000        12,750,000
     Barnett Banks, Inc.....................................................          400,000        19,100,000
     The Dreyfus Corporation................................................          300,000        12,225,000
     Specialized financial services group
       American Re Corporation (b)..........................................           70,500         2,414,625
       Hilb, Rogal and Hamilton Company.....................................          100,000         1,350,000
     Growth lending institution group
       BayBanks, Inc........................................................           50,000         2,150,000
       Crestar Financial Corporation........................................           70,000         2,922,500
       KeyCorp..............................................................           80,000         3,340,000
       Norwest Corporation..................................................          120,000         3,285,000
                                                                                                   ------------
                                                                                                     70,177,750
                                                                                                   ------------
   Basic industries-10.65%
     Great Lakes Chemical Corporation.......................................          180,000        12,397,500
     Nucor Corporation......................................................          133,000        11,354,875
     Wausau Paper Mills Company.............................................          334,200        11,655,225
     AGRICULTURE GROUP
     IMC Fertilizer Group, Inc. (b).........................................           80,000         2,350,000
     Lindsay Manufacturing Co. (b)..........................................           80,000         2,410,000
     Pioneer Hi-Bred International, Inc.....................................          240,000         6,630,000
                                                                                                   ------------
                                                                                                     46,797,600
                                                                                                   ------------
   Producer goods-5.35%
     Cincinnati Milacron Inc................................................          300,000         7,312,500
     Eaton Corporation......................................................          180,000         8,077,500
     Giddings & Lewis, Inc..................................................          380,000         8,122,500
                                                                                                   ------------
                                                                                                     23,512,500
                                                                                                   ------------
   Growth transportation-0.54%
     Heartland Express, Inc. (b)............................................           68,166         2,385,810
                                                                                                   ------------
   Utilities-9.17%
     MCI Communications Corporation.........................................          700,000        40,250,000
                                                                                                   ------------
       Total public portfolio (Cost: $197,349,180)..........................                        306,391,285
                                                                                                   ------------
 Private Placement Portfolio-8.57%
     County Seat Holdings, Inc., common stock--specialty retailer (b)(c)....           74,045         1,249,510
     County Seat Stores, Inc., 15% Senior Subordinated Note
       due 8/31/2000 (c)....................................................       10,000,000        10,000,000
     EXCL Communications, Inc.-- radio broadcasting
       Convertible Preferred Stock (b)(c)...................................        2,150,000         2,150,000
       14% Subordinated Debenture due 6/30/2000 (c).........................        3,800,000         3,800,000
     Seattle Lighting Fixture Co.-- commercial and residential
       lighting fixtures
       13% Subordinated Note due 11/20/2000 (c).............................        8,000,000         8,000,000
       Series A 15% Senior Subordinated Note due 11/30/95 (c)...............          590,348           590,348
       Stock Purchase Warrants Expiring 12/20/2000,
       Alliance Northwest Industries, Inc.-- holding company of
       Seattle Lighting Fixture Co. (c).....................................       42,198,535             1,000
     Summit Environmental Group, Inc.-- environmental engineering and consulting
       12.5% Senior Subordinated Promissory Note due 6/30/98 (c)............       10,000,000        10,000,000
       Stock Purchase Warrants Expiring 7/1/98 (c)..........................          900,000               900
     Golder, Thoma, Cressey Fund II Limited Partnership (c).................        1,088,025         1,499,011
     Phillips-Smith Specialty Retail Group Limited Partnership (c)..........          288,622           361,329
                                                                                                   ------------
       Total private placement portfolio (Cost: $36,659,346)................                         37,652,098
                                                                                                   ------------
     Total investments in unaffiliated issuers (Cost: $234,008,526).........                        344,043,383
                                                                                                   ------------

              See accompanying Notes to Statement of Investments               7

STATEMENT OF INVESTMENTS

June 30, 1993 - Unaudited

                                                                                 Shares,
                                                                              Contracts or
 INVESTMENTS IN NON-CONTROLLED AFFILIATES--2.05%                            Principal Amount       Value
                                                                            -------------------------------
   PRIVATE PLACEMENT PORTFOLIO
    Complete Health Services, Inc.--health care management
      services provider
      Series A Convertible Preferred Stock (b)(c).........................            92,392   $  4,721,000
      20% Subordinated Debenture due 7/1/2001 (c).........................      $  4,250,000      4,259,202
                                                                                               ------------
    Total investments in non-controlled affiliates (Cost: $8,518,438).....                        8,980,202
                                                                                               ------------
INVESTMENTS IN CONTROLLED AFFILIATES--19.80%
  PUBLIC PORTFOLIO-16.08%
    Consolidated-Tomoka Land Co., common stock
      (majority-owned)-- development of Florida real estate;
      production and sale of citrus fruit (Cost: $5,030,627)..............         5,000,000     70,625,000
                                                                                               ============
  PRIVATE PLACEMENT PORTFOLIO-3.72%
    American Electronic Components, Inc.--electronic component manufacturer
      Series A Senior Common Stock (c)....................................         1,968,908      1,500,000
      Series B Common Stock (c)...........................................           953,847        620,000
      Common Stock (b)(c).................................................         5,168,056      2,042,316
      Stock Purchase Warrants Expiring 1/1/2000 (c).......................           497,667         72,252
    CCC Holdings, Inc.- holding company of
      Citadel Communications Corporation
      Series A Convertible Preferred Stock (b)(c).........................            40,500      3,374,865
      Series C Convertible Preferred Stock (b)(c).........................            11,496        957,962
      Stock Purchase Warrants Expiring 6/30/2000 (c)......................             2,250         10,000
    Citadel Communications Corporation--radio broadcasting
      Class A 12% Subordinated Note due 6/30/2000 (c).....................      $  7,000,000      7,000,000
      Class B-1 12% Subordinated Note due 6/30/2000 (c)...................      $    750,000        740,000
                                                                                               ------------
        Total private placement portfolio (Cost $24,202,827)..............                       16,317,395
                                                                                               ------------
    Total investments in controlled affiliates (Cost: $29,233,454)........                       86,942,395
                                                                                               ------------
MONEY MARKET SECURITIES--0.49%
    U.S. Treasury bills--3.08% due 12/2/93................................      $  1,000,000        986,739
    American Express Credit Corporation Commercial Paper--
      3.25% due 7/2/93....................................................      $  1,150,000      1,149,792
                                                                                               ------------
       Total investments in money market securities (Cost: $2,136,531)....                        2,136,531
                                                                                               ------------
CALL OPTIONS-1.22%
      Oil Basket, November $66, (Cost: $6,364,352)........................           181,192      5,367,074
                                                                                               ------------
      Total Investments--101.90% (COST: $280,261,301).....................                      447,469,585
COVERED CALL OPTIONS-(2.51%)
      MCI Communications Corporation, November $30
        (Premium received: $5,995,000) (d)................................             4,000    (11,016,000)
      OTHER ASSETS LESS LIABILITIES--0.61%................................                        2,682,215
                                                                                               ------------
      NET ASSETS--100.00%.................................................                     $439,135,800
                                                                                               ============

   -----------
   Notes: (a) Based on the cost of investments of $280,261,301, for federal income tax purposes at June 30, 1993, net unrealized appreciation was $167,208,284, which consisted of gross unrealized appreciation of $184,144,246 and gross unrealized depreciation of $16,935,962.
          (b) Non-income producing security.
          (c) Securities subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined by the board of directors of the Company as of June 30, 1993. The aggregate value of restricted securities was $62,949,695, or 14.3% of net assets, at June 30, 1993.
          (d) The aggregate market value of stocks held in escrow at June 30, 1993 covering open covered call options written was $23,000,000.

CHANGES IN PORTFOLIO

Quarter Ended June 30, 1993 - Unaudited

                                                                                    Shares or Principal Amount*
                                                                              ----------------------------------------
                                                                                                            Held at
EQUITIES                                                                      Purchased   Sold/Matured   June 30, 1993
                                                                              ----------------------------------------
          Aldila, Inc....................................................       10,000        10,000               -
          BMC Software, Inc..............................................       50,000                       100,000
          CCC Holdings, Inc. Series C Convertible Preferred Stock........       11,496                        11,496
          CCC Holdings, Inc. Stock Purchase
           Warrants Expiring 6/30/2000...................................        2,250                         2,250
          Cincinnati Milacron Inc........................................      300,000                       300,000
          Cirrus Logic, Inc..............................................      210,000                       210,000
          Copley Pharmaceutical, Inc.....................................       85,000                       127,500
          Eaton Corporation..............................................      180,000                       180,000
          Health Care and Retirement Corporation.........................      150,000                       150,000
          HealthSource, Inc..............................................       80,000                        80,000
          Heartland Express, Inc.........................................       68,166                        68,166
          Medco Containment Services, Inc................................      100,000                       100,000
          PLATINUM Technology, Inc.......................................      150,000                       150,000
          Progress Software Corporation..................................       35,000                        35,000
          Sonic Corp.....................................................      115,000                       115,000
          United Healthcare Corporation..................................       60,000                        60,000
          Wausau Paper Mills Company.....................................        2,300                       334,200
          Adobe Systems Incorporated.....................................                     50,000               -
          Alza Corporation...............................................                     30,000               -
          Apache Corporation.............................................                    150,000               -
          Costco Wholesale Corporation...................................                    150,000               -
          Genzyme Corporation............................................                     42,500               -
          Giddings & Lewis, Inc..........................................                    150,000         380,000
          Granite Construction Incorporated..............................                     80,000          42,500
          Hewlett-Packard Company........................................                     55,000         120,000
          Intel Corporation..............................................                     40,000          40,000
          Motorola, Inc..................................................                     35,000          35,000
          Newell Co......................................................                     80,000         210,000
          Noble Affiliates, Inc..........................................                     50,000         120,000
          Porta Systems Corp.............................................                    100,000               -
          Rollins Environmental Services, Inc............................                    240,200               -
          Waste Management, Inc..........................................                    150,000               -

DEBTS
          Citadel Communications Corporation
           Class B-1 12% Subordinated Note due 6/30/2000.................      750,000                       750,000
           Class B 12% Subordinated Note due 6/30/2000...................                    958,000               -
          Seattle Lighting Fixture Co.
           Series A 15% Senior Subordinated Note due 11/30/95............    1,000,000       409,652         590,348
           Series B 15% Subordinated Note due 6/25/93....................    1,000,000     1,000,000               -
          --------------------
          * Excludes shares acquired as a result of stock dividends, stock splits and stock reorganizations.

FINANCIAL HIGHLIGHTS
The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 1993 and the year ended December 31, 1992.

                                                                            Six Months Ended
                                                                              June 30, 1993
                                                                               (Unaudited)      1992
                                                                            ----------------  --------
PER SHARE OPERATING PERFORMANCE
         Net asset value, beginning of period.........................          $  20.82      $  21.49
                                                                                --------      --------
              Net investment income...................................               .20           .39
              Net realized gain (loss) and change in unrealized
                  appreciation and other changes......................               .96           .75
                                                                                --------      --------
         Total from investment operations.............................              1.16          1.14
         Less distributions
              Dividends from net investment income....................              (.20)         (.39)
              Distribution from net realized gain.....................                 -         (1.42)
                                                                                --------      --------
         Total distributions..........................................              (.20)        (1.81)
                                                                                --------      --------
         Net asset value, end of period...............................          $  21.78      $  20.82
                                                                                ========      ========
         Per share market price, end of period........................          $ 17.875      $  17.00
TOTAL INVESTMENT RETURN-SHAREHOLDER RETURN............................              6.30%         6.51%
RATIOS/SUPPLEMENTAL DATA
              Net assets, end of period (in 000's)....................          $439,136      $419,814
              Ratio of expenses to average net assets.................               .84%          .76%
              Ratio of net investment income to average net assets....              1.76%         2.01%
              Portfolio turnover......................................             36.46%        28.36%
              Number of shares outstanding, end of period (in 000's)..            20,165        20,165

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company.

INVESTMENT VALUATION:
Investments are stated at "value". Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales prices on the day of valuation; listed and NASDAQ securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market instruments are valued at amortized cost. Financial futures are valued at the settlement price established each day by the exchange on which they are traded. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered to not reflect fair value, are valued at a fair value as determined by the board of directors.
  The Company may be considered to be a "controlling person" of Consolidated-Tomoka Land Co. within the meaning of the Securities Act of 1933. A public distribution of shares of this company therefore would require registration under the Securities Act, and it would be expected that the principal costs of any such registration would be borne by the Company. The shares of Consolidated-Tomoka Land Co. are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation.

INVESTMENT TRANSACTIONS:
Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

INVESTMENT INCOME:
The Company records dividends on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on securities purchased. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS
TO SHAREHOLDERS:
The Company intends to qualify each year as a "regulated investment company" under the provisions of the Internal Revenue Code so that it will not be liable for federal income tax on net investment income and capital gain distributed to shareholders.
In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.
  For the year ended December 31, 1992, the Company paid out $1.42 per share of net realized long-term capital gain to shareholders.
  Long-term capital gain distributions are taxable as long-term capital gain to shareholders, irrespective of how long the related shares have been held. Short-term capital gain distributed to shareholders is taxable as ordinary dividend income.
  Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

NOTE 2. CAPITAL STOCK
The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. Since such purchases are made at prices below net asset value, they increase the net asset value per share of the remaining shares outstanding. Transactions in capital stock during the year ended December 31, 1992 were as follows:
                      Shares       Amount
                     --------   -----------
Shares
  reacquired.......  (91,600)   $(1,630,480)
Reinvestment of
  capital gain
  distributions....  833,640        833,640
Increase in
  capital surplus..              13,650,854
                                -----------
  Net increase.....             $12,854,014
                                ===========

Shares reacquired by the Company during 1992 were at an estimated weighted average discount from net asset value of 20.8%. The Company had no capital stock transactions during the first six months of 1993.

NOTE 3. EXPENSES
Aggregate compensation paid or accrued during the first six months of 1993 and for the year ended December 31, 1992 to officers of the Company amounted to $540,101 and $997,340, respectively. Fees, excluding expenses, of $73,150 and $144,850 were incurred for directors who were not officers of the Company during the first six months of 1993 and for the year ended December 31, 1992, respectively.

NOTES TO FINANCIAL STATEMENTS


NOTE 4. RETIREMENT PLANS

The Company maintains a non-contributory defined benefit pension plan covering all of its employees. Benefits under the plan are based on salary and years of service. The Company's funding policy is to make an annual contribution to the plan at least equal to the minimum required under ERISA. Total plan contributions for 1992 were $34,375.

    The net pension cost for 1992 of $28,397 was comprised of:

    Service cost ...............................................   $ 17,209
    Interest cost on projected benefit obligation ..............     31,444
    Actual return on plan assets ...............................    (13,819)
    Net amortization and deferral ..............................     (6,437)
                                                                   --------
    Net pension cost ...........................................   $ 28,397
                                                                   ========

    At December 31, 1992, the assumed discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7% and 5%, respectively. The expected long-term rate of return on assets was 7%.

    The following table sets forth the plan's funded status and amounts recognized in the statement of assets and liabilities at December 31, 1992:

    Actuarial present value of benefit obligations:
        Vested ................................................   $ 344,795
        Non-vested ............................................       8,181
                                                                  ---------
            Total accumulated benefit obligation ..............     352,976
                                                                  =========
    Projected benefit obligation for services rendered to
      date ....................................................    (362,540)
    Plan assets at fair value .................................     293,291
                                                                  ---------
    Projected benefit obligation in excess of plan assets .....     (69,249)
    Effect of change in assumptions reduced by unrecognized
      net gains ...............................................       5,544
    Unrecognized net obligation at January 1, 1987 being
     recognized over 18 years .................................      71,632
                                                                  ---------
        Prepaid pension cost included in other assets .........   $   7,927
                                                                  =========

    In addition, the Company has a non-contributory money purchase pension plan covering all employees. The cost of this plan for 1992 was $186,368.

    The plans are funded through trusts, and the Company has no beneficial or reversionary interest in the trust assets, except to the extent of any assets remaining on termination of the defined benefit pension plan after satisfaction of all liabilities to all participants under the plan.


NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during the first six months of 1993, other than options and money market investments, aggregated $82,192,438 and $78,073,373, respectively.

    The Company paid brokerage commissions totalling $30,680 and $24,759 for the six months ended June 30, 1993 and the year ended December 31, 1992, respectively, to Goldman, Sachs & Co., of which James P. Gorter, chairman of the board of the Company, is a limited partner.


NOTE 6. FUTURES TRANSACTIONS

In order to increase its exposure to the stock market, the Company periodically buys Standard & Poor's 500 Stock Index futures contracts. Upon entering into a futures contract, the Company is required to deposit with its custodian either cash or eligible securities in an amount set by the relevant futures exchange, known as "initial margin." Subsequent payments, known as "variation margin," are made on a daily basis as the market prices of the underlying futures contracts fluctuate. For financial statement purposes, such variation margin is recognized on a daily basis as gain or loss.

    The Company had the following S&P 500 futures contracts open as of June 30, 1993:

 Contract                   Number of       Expiration        Gain (Loss) at
  Amount       Position     Contracts          Month           June 30, 1993
----------     --------     ---------     ---------------     --------------
$2,255,000       Long           10        September, 1993         ($125)

The aggregate market value of U.S. Treasury bills pledged to cover margin requirements for the open futures positions at June 30, 1993 was $67,000.

DIRECTORS AND OFFICERS
                                                       BAKER, FENTRESS & COMPANY

BOARD OF DIRECTORS
Frederick S. Addy        David D. Grumhaus
Bob D. Allen             Richard M. Jones
Alger Chaney             Burton G. Malkiel
J. Barton Goodwin        David D. Peterson
James P. Gorter          William H. Springer

OFFICERS
James P. Gorter          Chairman of the Board
David D. Peterson        President and Chief Executive Officer
Steven C. Carhart        Vice President
George V. Carracio, Jr.  Vice President
James P. Koeneman        Vice President and Secretary
Scott E. Smith           Vice President
Janet Sandona Jones      Treasurer and Assistant Secretary

CORPORATE DATA
TRANSFER AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
312/461-6834

CUSTODIAN
United Missouri Bank, N.A.

LEGAL COUNSEL
Bell, Boyd & Lloyd

ADDRESS OF COMPANY
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312/236-9190

                                   1993
                                   MID-YEAR
                                   REPORT



                                   INVESTING
                                      IN
                                      NEW
                                   ECONOMIC
                                   LEADERSHIP



                                                                               2

                                SECOND QUARTER
                                JUNE 30, 1993


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